UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21211 Nordhoff Street, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 734-5300

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the entry into the NOL Rights Agreement (as described below) is incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the termination of the Original Rights Agreement (as described below) is incorporated into this Item 1.02 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Termination of Original Rights Agreement

On May 6, 2016, Capstone Turbine Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 5 (the “Amendment”) to the Rights Agreement, dated as of July 7, 2005, as amended by Amendment No. 1, dated as of July 3, 2008, Amendment No. 2, dated as of June 9, 2011, Amendment No. 3, dated as of July 1, 2014 and Amendment No. 4, dated as of August 5, 2014, (the “Original Rights Agreement”) between the Company and Computershare Inc.

The Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Original Rights”) from 5:00 p.m., California time, on the 30th day after the Company’s 2017 annual meeting of stockholders to 5:00 p.m., California time, on May 6, 2016, and has the effect of terminating the Original Rights Agreement on that date. At the time of the termination of the Original Rights Agreement, all of the Original Rights distributed to holders of the Company’s common stock pursuant to the Original Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached herewith as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Adoption of NOL Rights Agreement

On May 6, 2016, the Board of Directors (the “Board”) of the Company declared a dividend of one right (a “New Right”) for each of the Company’s issued and outstanding shares of common stock, $0.001 par value per share (“Common Stock”). The dividend will be paid to the stockholders of record at the close of business on May 19, 2016 (the “Record Date”). Each New Right entitles the registered holder, subject to the terms of the NOL Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share of the Company’s Series B Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $8.76 (the “Exercise Price”), subject to certain adjustments. The description and terms of the New Rights are set forth in the Rights Agreement dated as of May 6, 2016 (the “NOL Rights Agreement”) between the Company and Computershare Inc., as Rights Agent (the “Rights Agent”).

The purpose of the NOL Rights Agreement is to diminish the risk that the Company’s ability to use its net operating losses and certain other tax assets (collectively, “Tax Benefits”) to reduce potential future federal income tax obligations would become subject to limitations by reason of the Company’s experiencing an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Tax Code”). A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382 of the Tax Code, increases by more than 50 percentage points over a rolling three-year period. The NOL Rights Agreement is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Tax Code by (i) discouraging any person or group from becoming a 4.99% shareholder and (ii) discouraging any existing 4.99% shareholder from acquiring additional shares of the Company’s stock.

The New Rights will not be exercisable until the earlier to occur of (i) the close of business on the tenth business day after a public announcement or filing that a person has, or group of affiliated or associated persons or persons acting in concert have, become an “Acquiring Person,” which is defined as a person or group of affiliated or associated persons or persons acting in concert who, at any time after the date of the NOL Rights Agreement, have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Company’s outstanding shares of Common Stock, subject to certain exceptions or (ii) the close of business on the tenth business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

With respect to certificates representing shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the New Rights will be evidenced by such certificates for shares of Common Stock registered in the names of the holders thereof, and not by separate Rights Certificates, as described further below. With respect to book entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the New Rights will be evidenced by the balances indicated in the book entry account system of the transfer agent for the Common Stock. Until the earlier of the Distribution Date and the Expiration Date, as described below, the transfer of any shares of Common Stock outstanding on the Record Date will also constitute the transfer of the New Rights associated with such shares of Common Stock. As soon as practicable after the Distribution Date, separate certificates evidencing the New Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such Right Certificates alone will evidence the New Rights.

The New Rights, which are not exercisable until the Distribution Date, will expire prior to the earliest of (i) May 6, 2019 or such later day as may be established by the Board prior to the expiration of the New Rights, provided that the extension is submitted to the Company’s stockholders for ratification at the next annual meeting of stockholders of the Company succeeding such extension; (ii) the time at which the New Rights are redeemed pursuant to the NOL Rights Agreement; (iii) the time at which the New Rights are exchanged pursuant to the NOL Rights Agreement; (iv) the time at which the New Rights are terminated upon the occurrence of certain transactions; (v) the close of business on the first day after the Company’s 2017 annual meeting of stockholders, if approval by the stockholders of the Company of the NOL Rights Agreement has not been obtained on or prior to the close of business on the first day after the Company’s 2017 annual meeting of stockholders; (vi) the close of business on the effective date of the repeal of Section 382 of the Tax Code, if the Board determines that the NOL Rights Agreement is no longer necessary or desirable for the preservation of Tax Benefits; and (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits are available to be carried forward,  (the earliest of (i), (ii), (iii), (iv), (v), (vi) and (vii) is referred to as the “Expiration Date”).

Each share of Preferred Stock will be entitled, when, as and if declared, to a preferential per share quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) an amount equal to 1,000 times the the dividend declared per share of Common Stock. Each share of Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per one share of Common Stock.

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the New Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of outstanding New Rights and the number of one one-thousandths of a Preferred Stock issuable upon exercise of each New Right are also subject to adjustment in the event of a stock split, reverse stock split, stock dividends and other similar transactions.

In the event that, after a person or a group of affiliated or associated persons has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of the Company’s assets or earning power are sold, proper provision will be made so that each holder of a New Right will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the New Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the Exercise Price.

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the trading day immediately prior to the date of exercise.

At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board, at its option, may exchange each New Right (other than New Rights owned by such person or group of affiliated or associated persons which will have become void), in whole or in part, at an exchange ratio of two shares of Common Stock per outstanding New Right (subject to adjustment).

At any time before any person or group of affiliated or associated persons becomes an Acquiring Person, the Board may redeem the New Rights in whole, but not in part, at a price of $0.001 per New Right (subject to certain adjustments) (the “Redemption Price”). The redemption of the New Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Immediately upon the action of the Board electing to redeem or exchange the New Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the New Rights will terminate and the only right of the holders of New Rights will be to receive the Redemption Price.

Until a New Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Board may amend or supplement the NOL Rights Agreement without the approval of any holders of New Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct inconsistent provisions, (c) alter time period provisions or (d) make additional changes to the NOL Rights Agreement that the Board deems necessary or desirable. However, from and after any person or group of affiliated or associated persons becomes an Acquiring Person, the NOL Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of New Rights.

The NOL Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The description of the NOL Rights Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Junior Participating Preferred Stock

In connection with the adoption of the Original Rights Agreement, on July 8, 2005, the Company filed a Certificate of Designations of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Orignial Rights (the “Series A Preferred Shares”).

Promptly following the expiration of the Original Rights and the termination of the Original Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the

State of Delaware eliminating the Series A Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached herewith as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Series B Junior Participating Preferred Stock

In connection with the adoption of the NOL Rights Agreement, the Board approved a Certificate of Designations of Series B Junior Participating Preferred Stock (the “Certificate of Designations”). The Certificate of Designations is filed with the Secretary of State of the State of Delaware. See the description of the NOL Rights Agreement in Item 3.03 of this Current Report on Form 8-K for a more complete description of the rights and preferences of the Preferred Stock.

The Certificate of Designations is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The description of the Certificate of Designations herein does not purport to be complete and is qualified in its entirety by Exhibit 3.2.

Item 7.01 Regulation FD Disclosure.

On May 9, 2016, the Company issued a press release announcing the adoption of the NOL Rights Agreement and the declaration of the dividend of the New Rights. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Capstone Turbine Corporation, dated as of May 9, 2016.

3.2	Certificate of Designations of Series B Junior Participating Preferred Stock of Capstone Turbine Corporation.

4.1

Amendment No. 5, dated as of May 6, 2016 to the Rights Agreement, dated as of July 7, 2005, as amended by Amendment No. 1, dated as of July 3, 2008, Amendment No. 2, dated as of June 9, 2011, Amendment No. 3, dated as of July 1, 2014 and Amendment No. 4, dated as of August 5, 2014, between Capstone Turbine Corporation and Computershare Inc.

4.2	Rights Agreement dated as of May 6, 2016 between Capstone Turbine Corporation, as the Company, and Computershare Inc. as Rights Agent.

99.1	Press Release of Capstone Turbine Corporation, dated May 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Capstone Turbine Corporation

Date: May 9, 2016	By:	/s/ Darren Jamison
	Name:	Darren Jamison
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Capstone Turbine Corporation, dated as of May 9, 2016.

3.2	Certificate of Designations of Series B Junior Participating Preferred Stock of Capstone Turbine Corporation.

4.1

Amendment No. 5, dated as of May 6, 2016 to the Rights Agreement, dated as of July 7, 2005, as amended by Amendment No. 1, dated as of July 3, 2008, Amendment No. 2, dated as of June 9, 2011, Amendment No. 3, dated as of July 1, 2014 and Amendment No. 4, dated as of August 5, 2014, between Capstone Turbine Corporation and Computershare Inc.

4.2	Rights Agreement dated as of May 6, 2016 between Capstone Turbine Corporation, as the Company, and Computershare Inc. as Rights Agent.

99.1	Press Release of Capstone Turbine Corporation, dated May 9, 2016.